SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  May 11, 1994



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)



Item 5.     Other Events

On May 9, 1994, Seafield Capital Corporation (Seafield) issued a news release announcing that LabOne, Inc. (LabOne), Seafield's 82% owned subsidiary, has signed an agreement with PCS Health Systems, a subsidiary of McKesson, Inc., to market an integrated and fully managed system of laboratory testing and administration services for payors and health plans throughout the U.S.

PCS and LabOne are developing a managed lab program to offer participants, both payors and patients, substantial cost savings for clinical laboratory testing services. This program, modeled after PCS' managed pharmaceutical services, is designed to reduce benefit costs for participating health plans. The program will utilize a point-of-service card identification system. PCS currently manages prescription-drug benefit programs for over 45 million people. LabOne currently performs testing on over three million specimens annually.

Bert H. Hood, chairman, president and chief executive officer of LabOne, said, "This new affiliation will give LabOne an outstanding opportunity to join forces with PCS in marketing our higher-quality, lower-cost laboratory testing program to insurers, Blue Cross and Blue Shield systems, managed care organizations, large employers, and other payors of medical benefits."

LabOne markets and operates a centralized laboratory with two divisions serving the laboratory testing industry -- Center for Laboratory Services
(CLS), the clinical testing division, and Home Office Reference Laboratory
(HORL), the insurance testing division.

On May 10, 1994, Seafield issued a news release announcing that Response Technologies, Inc. (Response), Seafield's 59% owned subsidiary, has signed a provider contract with U.S. Healthcare of Blue Bell, Pennsylvania. U.S. Healthcare is a HMO with over 1.6 million members in eight states and Washington, D.C. This agreement allows all IMPACT(registered trademark) Centers to deliver high-dose chemotherapy with peripheral blood stem cell
(PBSC) support and other advanced cancer treatments.

Response owns and operates a network of specialized out-patient treatment centers, or IMPACT(registered trademark) Centers, which provide advanced cancer treatment services under the direction of practicing oncologists.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



Date:  May 11, 1994                        By:  /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary